United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-4577

(Investment Company Act File Number)

Federated Income Securities Trust

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

Peter J. Germain, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 11/30/18

Date of Reporting Period: 11/30/18

Item 1.	Reports to Stockholders

Annual Shareholder Report
November 30, 2018
Share Class | Ticker	A | CAPAX	B | CAPBX	C | CAPCX
	F | CAPFX	R | CAPRX	Institutional | CAPSX

Federated Capital Income Fund
Fund Established 1988

A Portfolio of Federated Income Securities Trust
IMPORTANT NOTICE REGARDING REPORT DELIVERY
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4.
You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by contacting your financial intermediary (such as a broker-dealer or bank); other shareholders may call the Fund at 1-800-341-7400, Option 4. Your election to receive reports in paper will apply to all funds held with the Fund complex or your financial intermediary.

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

J. Christopher
Donahue
President
Federated Capital Income Fund
Letter from the President
Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from December 1, 2017 through November 30, 2018. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Capital Income Fund (the “Fund''), based on net asset value for the 12-month reporting period ended November 30, 2018, was -1.79% for Class A Shares, -2.66% for Class B Shares, -2.55% for Class C Shares, -1.93% for Class F Shares, -1.99% for Class R Shares and -1.54% for Institutional Shares. The -1.54% total return of the Institutional Shares consisted of -5.79% in price depreciation and 4.25% in reinvested dividends. The total return of the Russell 1000® Value Index (R1000V) was 2.96% for the same period. The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (BBHY2%ICI) returned 0.36%, the Bloomberg Barclays U.S. Mortgage Backed Securities Index (BBMB) returned -0.49% and the Bloomberg Barclays Emerging Markets USD Aggregate Index (BBEMAI) returned -3.40%. Weighting these benchmarks (40% R1000V, 20% BBHY2%ICI, 20% BBMB and 20% BBEMAI), the blended benchmark (Blended Index)1 return was 0.55% for the reporting period. The total return of the Morningstar Allocation Funds Average–30% to 50% Equity (M30-50),2 a peer group for the Fund, was -1.21% for the same period. The Fund's and M30-50's total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total returns of any index.
The Fund's investment strategy focused on income-earning investments, specifically income producing and growing equity securities and credit sensitive fixed-income securities through: (1) portfolio allocation; (2) sector and security selection for equities; and (3) sector and security selection for fixed income to achieve the Fund's primary current income investment objective and secondary capital appreciation investment objective. These were the most significant factors affecting the Fund's performance relative to the Blended Index.
The following discussion will focus on the performance of the Fund's Institutional Shares.
Annual Shareholder Report

MARKET OVERVIEW
During the reporting period, domestic equity markets including the Standard & Poor's 500 Index (S&P 500)3 ascended to all-time highs despite several pockets of heightened volatility throughout the reporting period. Trade and tariff rhetoric dominated headlines, driving much of the volatility. The U.S. economy accelerated well above 3% year-over-year growth, driven by improving consumer spending, general economic activity and strong employment trends. Tax cuts helped drive strong company earnings. Companies reported both strong revenue and earnings growth. Equity markets gradually rose to all-time peaks towards the end of the third quarter of 2018 until the confluence of the trade war with China, Federal Reserve (the “Fed”) rate hikes, fears of U.S. and global economic slowdowns and the impending U.S. midterm election injected a shock to the market in October and November. The S&P 500 declined about 5% during those months to finish the reporting period well off all-time highs.
The S&P 500 returned 6.27% for the reporting period. In general for the reporting period, growth stocks significantly outperformed value stocks. The S&P 500's performance in the Health Care, Consumer Discretionary and Information Technology sectors dominated weaker performance in the Materials, Communication Services and Energy sectors.
U.S. Treasury yields ended the reporting period with a flatter curve with short rates, as measured by the 2-year U.S. Treasury yield, rising 100 basis points and long rates, as measured by the 30-year U.S. Treasury yield, rising 46 basis points. Continued strong job growth, four rate hikes during the reporting period and the continuing ramp up of the Fed's balance sheet reduction drove the yield curve to flatten. During the reporting period, the 10-year U.S. Treasury yield ranged from 2.34% to 3.24%, closing the period at 2.99%.
PORTFOLIO ALLOCATION
During the reporting period, the Fund's portfolio was allocated between dividend-paying4 stocks and fixed-income securities in a manner reflecting the Fund's primary investment objective of current income and its secondary objective of capital appreciation. Factors used in making this allocation were: (1) the Fund's ability to pay and maintain an attractive level of dividends; and (2) the expected relative total return of fixed-income securities and equities. The allocation at the end of the reporting period on November 30, 2018, was 53.2% fixed-income securities, 45.2% equities and 1.6% cash equivalents. Relative to the Blended Index, this allocation had a positive effect on Fund performance. During the reporting period, the Fund used various types of derivative instruments5 including equity futures, U.S. Treasury futures and options to manage the Fund's duration and to protect the Fund from volatile market conditions. Equity options and futures combined detracted -0.30% from the Fund's performance while U.S. Treasury futures were flat for the reporting period.
Annual Shareholder Report

SECTOR AND SECURITY SELECTION–EQUITY
The equity component of the portfolio was positioned within a diversified portfolio of dividend-paying securities with favorable valuations, strong balance sheets and improving business fundamentals. The portfolio continued to pursue current income and long term growth of income through stocks of market-leading companies across all equity sectors. During the reporting period, the equity component of the portfolio underperformed the R1000V.
Both sector allocations and stock selection detracted from the overall performance of the Fund relative to the R1000V during the reporting period. An overweight position in the Information Technology sector and an underweight position in the Financials sector contributed to the Fund's performance, while an underweight position in the Health Care sector and an overweight position in the Industrials sector detracted from the Fund's performance. Positive stock selection in the Industrials and Real Estate sectors added to performance; however, this was offset by negative stock selection in the Consumer Discretionary and Information Technology sectors.
SECTOR AND SECURITY SELECTION–BOND6
During the reporting period, the total return of the high-yield7 benchmark (BBHY2%ICI) and the mortgage8 benchmark (BBMB) both outperformed the Fund's fixed-income blended benchmark while the emerging-market9 benchmark (BBEMAI) underperformed due primarily to the strengthening U.S. Dollar as the Fed raised rates and fears arose over trade and tariffs. The income from both the high-yield and emerging-market sectors contributed to the Fund's primary objective of current income.
Sector positioning detracted from the performance of the fixed-income component of the portfolio during the reporting period. The portfolio was positioned with an overweight to high yield and emerging markets during the reporting period. The negative contribution was mainly driven by an underweight position in the investment-grade bucket, primarily in mortgage-backed securities and the overweight to emerging markets during the period. The slight overweight to high yield was slightly positive to performance. During the reporting period, security selection also detracted from the performance of the fixed-income portfolio, driven by underperformance in emerging markets. The management of the Fund's duration, which was less than the benchmark's duration over the course of the reporting period, positively affected performance, while the Fund's yield curve positioning was a slight negative contributor to Fund performance.
Annual Shareholder Report

1	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the Blended Index.
2	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the M30-50.
3	Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the S&P 500, the Fund's broad-based securities market index.
4	There are no guarantees that dividend-paying stocks will continue to pay dividends. In addition, dividend-paying stocks may not experience the same capital appreciation potential as non-dividend paying stocks.
5	The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments.
6	Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.
7	High-yield, lower-rated securities generally entail greater market, credit/default and liquidity risks, and may be more volatile than investment-grade securities.
8	The value of some mortgage-backed securities may be particularly sensitive to changes in the prevailing interest rates, and although the securities are generally supported by some form of government or private insurance, there is no assurance that private guarantors or insurers will meet their obligations.
9	International investing involves special risks including currency risk, increased volatility of foreign securities, political risks and differences in auditing and other financial standards. Prices of emerging markets securities can be significantly more volatile than the prices of securities in developed countries and currency risk and political risks are accentuated in emerging markets.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Capital Income Fund from November 30, 2008 to November 30, 2018, compared to the Standard & Poor's 500 Index (S&P 500),2,3 a broad-based securities market index, a blend of indexes comprised of 40% Russell 1000® Value Index (R1000V)/20% Bloomberg Barclays Emerging Markets USD Aggregate Index (BBEMAI)/20%, Bloomberg Barclays U.S. High Yield 2% Issuer Capped Index (BBHY2%ICI)/20%, Bloomberg Barclays U.S. Mortgage Backed Securities Index (BBMB) (the “Blended Index”)2,3 and the Morningstar Allocation Funds Average–30% to 50% Equity (M30-50).4 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of November 30, 2018
■	Total returns shown for the Class A Shares include the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).
■	Total returns shown for Class C Shares include the maximum contingent deferred sales charge of 1.00%, as applicable.
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Total Return table below for the returns of additional classes not shown in the graph above.
Annual Shareholder Report

Average Annual Total Returns for the Period Ended 11/30/2018
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years
Class A Shares	-7.17%	1.22%	7.44%
Class B Shares	-7.84%	1.26%	7.41%
Class C Shares	-3.49%	1.60%	7.25%
Class F Shares	-3.82%	2.15%	7.92%
Class R Shares[5]	-1.99%	2.20%	7.88%
Institutional Shares[6]	-1.54%	2.65%	8.19%
S&P 500	6.27%	11.12%	14.32%
Blended Index	0.55%	5.64%	10.06%
M30-50	-1.21%	3.37%	7.37%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date; for Class C Shares, a 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date; for Class F Shares, the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900) and a contingent deferred sales charge of 1.00% would be applied on any redemption less than four years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, Blended Index and M30-50 have been adjusted to reflect reinvestment of dividends and distributions on securities in the indexes and average.
2	The S&P 500 and Blended Index are not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.
Annual Shareholder Report

3	The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The BBEMAI tracks total returns for external-currency-denominated debt instruments of the emerging markets. The BBHY2%ICI is an issuer-constrained version of the Bloomberg Barclays U.S. Corporate High-Yield Index that measures the market of USD-denominated, noninvestment-grade, fixed-rate, taxable corporate bonds. The index follows the same rules as the uncapped index but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro-rata basis. The BBMB covers agency mortgage-backed pass-through securities (both fixed-rate and hybrid ARM) issued by Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC). The R1000V measures the performance of the large-cap value segment of the U.S. equity universe.
4	The Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of $10,000 line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category.
5	The Fund's R class commenced operations on June 28, 2013. For the period prior to the commencement of operations of the R class, the R class performance information shown is for the A class adjusted to reflect the expenses of the Fund's R class for each year for which the Fund's R class expenses would have exceeded the actual expenses paid by the Fund's A class. Additionally, the performance shown has been adjusted to reflect the absence of sales charges and to remove any voluntary waiver of Fund expenses related to the A class that may have occurred during the period prior to the commencement of operations of the R class.
6	The Fund's Institutional Shares commenced operations on March 30, 2012. For the period prior to the commencement of operations of the Institutional Shares, the performance information shown is for the Fund's A class. The performance of the A class has not been adjusted to reflect the expenses of the Institutional Shares, since the Institutional Shares have a lower expense ratio than the expenses of the A class. The performance of the A class has been adjusted to reflect the absence of sales charges and to remove any voluntary waiver of Fund expenses related to the A class that may have occurred during the period prior to the commencement of operations of the Institutional Shares.
Annual Shareholder Report

Portfolio of Investments Summary Tables (unaudited)
At November 30, 2018, the Fund's portfolio composition1 was as follows:
Security Type	Percentage of Total Net Assets
Domestic Equity Securities	41.9%
Domestic Fixed-Income Securities	21.9%
International Fixed-Income Securities	12.2%
U.S. Government Agency Mortgage-Backed Securities	11.0%
International Equity Securities	3.9%
Foreign Governments/Agencies	4.1%
Non-Agency Mortgage-Backed Securities	1.5%
Asset-Backed Securities	0.4%
U.S. Treasury	0.1%
Derivative Contracts[2]	1.5%
Other Security Type[3]	0.1%
Cash Equivalents[4]	2.1%
Other Assets and Liabilities—Net[5]	(0.7)%
TOTAL	100.0%
1	See the Fund's Prospectus for a description of the principal types of securities in which the Fund invests. As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of this table, the affiliated investment company (other than an affiliated money market mutual fund) is not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security and each other asset and liability owned by the affiliated investment company. Accordingly, the percentages of total net assets shown in the table will differ from those presented on the Portfolio of Investments.
2	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value, and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
3	Other Security Type consists of option contracts.
4	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
5	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

At November 30, 2018, the Fund's sector composition6 for its equity securities was as follows:
Sector Composition	Percentage of Equity Securities
Financials	16.9%
Information Technology	15.7%
Health Care	13.4%
Industrials	11.0%
Consumer Discretionary	8.5%
Energy	7.7%
Communication Services	7.6%
Consumer Staples	6.0%
Real Estate	5.3%
Utilities	4.9%
Materials	3.0%
TOTAL	100.0%
6	Sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
Annual Shareholder Report

Portfolio of Investments
November 30, 2018
Shares, Principal Amount or Contracts		Value
	COMMON STOCKS—41.0%
	Communication Services—3.5%
173,413	AT&T, Inc.	$5,417,422
434,237	Comcast Corp., Class A	16,939,585
978,683	Koninklijke (Royal) KPN NV - ADR	2,857,754
212,228	Lions Gate Entertainment Corp.	3,826,471
320,861	News Corp., Class A	4,164,776
91,831	Telenor ASA ADR	1,784,276
899,977	VEON Ltd., ADR	2,447,938
102,421	Verizon Communications	6,175,986
137,888	Viacom, Inc., Class B - New	4,255,224
	TOTAL	47,869,432
	Consumer Discretionary—3.8%
66,785	Best Buy Co., Inc.	4,313,643
54,062	Columbia Sportswear Co.	4,937,483
114,041	D. R. Horton, Inc.	4,244,606
171,507	DSW, Inc.	4,757,604
23,337	Home Depot, Inc.	4,208,128
110,934	M.D.C. Holdings, Inc.	3,267,006
14,428	McDonald's Corp.	2,719,822
49,244	Royal Caribbean Cruises, Ltd.	5,568,019
158,717	Subaru Corporation - ADR	1,757,791
98,920	TJX Cos., Inc.	4,832,242
27,209	Tractor Supply Co.	2,588,392
41,005	V.F. Corp.	3,333,297
70,128	Yum! Brands, Inc.	6,467,204
	TOTAL	52,995,237
	Consumer Staples—2.7%
63,420	Archer-Daniels-Midland Co.	2,918,589
52,417	Cal-Maine Foods, Inc.	2,448,922
166,350	Empire Co. Ltd., Class A	3,151,341
51,912	Energizer Holdings, Inc.	2,327,215
33,289	Heineken NV - ADR	1,525,768
45,722	Imperial Brands PLC - ADR	1,392,692
103,058	Kroger Co.	3,056,700
Annual Shareholder Report

Shares, Principal Amount or Contracts		Value
	COMMON STOCKS—continued
	Consumer Staples—continued
56,058	Molson Coors Brewing Co., Class B	$3,686,935
23,915	Philip Morris International, Inc.	2,069,365
33,685	Spectrum Brands Holdings, Inc.	1,663,365
48,984	Tate & Lyle Public Limited Company - ADR	1,785,467
61,603	Tyson Foods, Inc., Class A	3,631,497
56,182	Walgreens Boots Alliance, Inc.	4,756,930
33,864	Walmart, Inc.	3,306,820
	TOTAL	37,721,606
	Energy—3.3%
84,744	BP PLC, ADR	3,419,420
30,586	Chevron Corp.	3,637,899
84,001	ConocoPhillips	5,559,186
30,572	Devon Energy Corp.	826,361
12,682	EOG Resources, Inc.	1,310,177
94,820	Equinor ASA - Sponsored ADR	2,216,892
20,680	Exxon Mobil Corp.	1,644,060
16,752	HollyFrontier Corp.	1,046,498
253,635	Marathon Oil Corp.	4,233,168
45,678	Marathon Petroleum Corp.	2,976,379
51,994	Murphy Oil Corp.	1,658,609
52,449	PBF Energy, Inc.	2,028,727
196,893	Patterson-UTI Energy, Inc.	2,732,875
20,760	Phillips 66	1,941,475
199,648	RPC, Inc.	2,611,396
128,423	Repsol, S.A. - ADR	2,205,023
55,486	Royal Dutch Shell PLC - ADR	3,351,354
23,164	Schlumberger Ltd.	1,044,696
20,731	Valero Energy Corp.	1,656,407
	TOTAL	46,100,602
	Financials—6.4%
15,172	Aflac, Inc.	693,967
42,619	Allstate Corp.	3,801,189
443,381	Bank of America Corp.	12,592,020
11,695	CME Group, Inc.	2,222,986
29,690	Capital One Financial Corp.	2,662,599
67,546	Citigroup, Inc.	4,376,305
Annual Shareholder Report

Shares, Principal Amount or Contracts		Value
	COMMON STOCKS—continued
	Financials—continued
50,694	Comerica, Inc.	$4,013,951
30,062	Discover Financial Services	2,143,421
32,525	East West Bancorp, Inc.	1,746,267
31,150	Evercore, Inc.	2,571,744
35,086	First American Financial Corp.	1,695,706
57,928	Hartford Financial Services Group, Inc.	2,559,838
146,662	JPMorgan Chase & Co.	16,307,348
23,650	Kemper Corp.	1,799,765
49,789	LPL Investment Holdings, Inc.	3,194,960
81,757	Lazard Ltd., Class A	3,280,091
86,040	Morgan Stanley	3,819,316
80,960	Navient Corp.	931,040
10,734	PNC Financial Services Group	1,457,463
48,996	Progressive Corp. Ohio	3,247,945
50,711	Raymond James Financial, Inc.	4,043,188
21,141	The Bank of NT Butterfield & Son Ltd.	838,875
22,806	The Travelers Cos., Inc.	2,973,218
50,092	Universal Insurance Holdings, Inc.	2,198,538
42,812	Virtu Financial, Inc., Class A	1,077,578
20,266	Walker & Dunlop, Inc.	957,163
41,264	Zions Bancorporation, N.A.	2,007,906
	TOTAL	89,214,387
	Health Care—5.2%
29,391	AbbVie, Inc.	2,770,690
22,408	Allergan PLC	3,509,093
18,253	AmerisourceBergen Corp.	1,622,692
17,484	Amgen, Inc.	3,641,043
10,736	Anthem, Inc.	3,114,191
78,205	Bristol-Myers Squibb Co.	4,180,839
93,322	CVS Health Corp.	7,484,437
26,725	Cardinal Health, Inc.	1,465,332
37,926	Gilead Sciences, Inc.	2,728,396
25,045	HCA Healthcare, Inc.	3,606,230
61,072	Johnson & Johnson	8,971,477
42,588	Lilly (Eli) & Co.	5,052,640
22,061	McKesson Corp.	2,746,594
Annual Shareholder Report

Shares, Principal Amount or Contracts		Value
	COMMON STOCKS—continued
	Health Care—continued
57,427	Medtronic PLC	$5,600,855
146,411	Merck & Co., Inc.	11,616,249
58,879	Patterson Companies, Inc.	1,493,760
44,797	Roche Holding AG - ADR	1,452,767
5,755	UnitedHealth Group, Inc.	1,619,227
	TOTAL	72,676,512
	Industrials—3.6%
63,943	ABB Ltd - ADR	1,296,764
358,404	ADT, Inc.	2,799,135
90,592	Advanced Drainage Systems, Inc.	2,470,444
91,962	Arcadis NV	1,159,094
72,905	Arconic, Inc.	1,565,999
48,386	Caterpillar, Inc.	6,564,529
20,430	Deere & Co.	3,164,198
144,954	Delta Air Lines, Inc.	8,800,157
117,779	Fluor Corp.	4,820,695
88,262	GrafTech International Ltd.	1,395,422
155,263	International Consolidated Airlines Group S.A. - ADR	2,496,629
24,061	KAR Auction Services, Inc.	1,374,846
12,033	Lockheed Martin Corp.	3,615,074
31,919	Raytheon Co.	5,596,678
12,724	Rockwell Automation, Inc.	2,218,302
	TOTAL	49,337,966
	Information Technology—7.1%
125,966	Advantest Corp., ADR	2,670,479
72,557	Apple, Inc.	12,957,229
129,124	Applied Materials, Inc.	4,813,743
27,023	Broadcom, Inc.	6,415,530
358,372	Cisco Systems, Inc.	17,155,268
331,874	Intel Corp.	16,364,707
27,500	International Business Machines Corp.	3,417,425
51,660	KLA-Tencor Corp.	5,091,610
118,168	Microsoft Corp.	13,103,649
38,970	Skyworks Solutions, Inc.	2,835,847
111,616	Texas Instruments, Inc.	11,144,857
Annual Shareholder Report

Shares, Principal Amount or Contracts		Value
	COMMON STOCKS—continued
	Information Technology—continued
161,931	Travelport Worldwide Ltd.	$2,474,306
	TOTAL	98,444,650
	Materials—1.3%
292,504	Anglo American PLC - ADR	2,927,994
72,871	Chemours Co./The	2,075,366
294,962	Freeport-McMoRan, Inc.	3,521,846
75,221	Huntsman Corp.	1,520,969
25,265	Nucor Corp.	1,526,259
114,361	Olin Corp.	2,462,192
42,407	Sealed Air Corp.	1,549,128
53,842	Steel Dynamics, Inc.	1,895,239
151,006	Svenska Cellulosa AB - Sponsored ADR	1,215,598
	TOTAL	18,694,591
	Real Estate—2.1%
49,102	Digital Realty Trust, Inc.	5,648,694
94,892	Duke Realty Corp.	2,700,626
9,860	Equinix, Inc.	3,798,861
138,519	Invitation Homes, Inc.	2,972,618
37,596	ProLogis, Inc.	2,531,715
27,918	Regency Centers Corp.	1,777,260
14,777	Simon Property Group, Inc.	2,743,941
67,365	Sun Communities, Inc.	7,012,696
	TOTAL	29,186,411
	Utilities—2.0%
36,576	Dominion Energy, Inc.	2,724,912
48,586	Duke Energy Corp.	4,303,262
63,071	Exelon Corp.	2,925,864
22,950	NextEra Energy, Inc.	4,170,244
43,679	Public Service Enterprises Group, Inc.	2,441,656
54,426	Southern Co.	2,575,983
43,759	WEC Energy Group, Inc.	3,171,652
90,638	Xcel Energy, Inc.	4,753,963
	TOTAL	27,067,536
	TOTAL COMMON STOCKS (IDENTIFIED COST $569,657,896)	569,308,930
Annual Shareholder Report

Shares, Principal Amount or Contracts		Value
	CORPORATE BONDS—4.5%
	Basic Industry - Chemicals—0.0%
$350,000	Albemarle Corp., 4.150%, 12/01/2024	$348,824
	Capital Goods - Aerospace & Defense—0.1%
450,000	Airbus Group SE, Sr. Unsecd. Note, Series 144A, 3.150%, 04/10/2027	427,938
320,000	Huntington Ingalls Industries, Inc., Sr. Unsecd. Note, 3.483%, 12/01/2027	294,912
300,000	Lockheed Martin Corp., Sr. Unsecd. Note, 2.900%, 03/01/2025	284,784
370,000	Northrop Grumman Corp., Sr. Unsecd. Note, 3.250%, 01/15/2028	344,780
	TOTAL	1,352,414
	Capital Goods - Building Materials—0.0%
100,000	Allegion US Holdings Co., Inc., Sr. Unsecd. Note, 3.200%, 10/01/2024	93,346
180,000	Allegion US Holdings Co., Inc., Sr. Unsecd. Note, 3.550%, 10/01/2027	164,176
	TOTAL	257,522
	Capital Goods - Construction Machinery—0.0%
240,000	CNH Industrial NV, Sr. Unsecd. Note, Series MTN, 3.850%, 11/15/2027	220,827
	Capital Goods - Diversified Manufacturing—0.0%
500,000	Parker-Hannifin Corp., Sr. Unsecd. Note, 3.250%, 03/01/2027	471,652
	Communications - Cable & Satellite—0.1%
230,000	Comcast Corp., Sr. Unsecd. Note, 2.750%, 03/01/2023	222,120
400,000	Comcast Corp., Sr. Unsecd. Note, 3.150%, 02/15/2028	367,970
400,000	Comcast Corp., Sr. Unsecd. Note, 3.950%, 10/15/2025	398,962
	TOTAL	989,052
	Communications - Media & Entertainment—0.0%
250,000	Grupo Televisa S.A., Sr. Unsecd. Note, 5.000%, 05/13/2045	211,690
	Communications - Telecom Wireless—0.1%
350,000	American Tower Corp., Sr. Unsecd. Note, 5.000%, 02/15/2024	361,999
210,000	Bell Canada, Sr. Unsecd. Note, 4.464%, 04/01/2048	201,014
265,000	Vodafone Group PLC, Sr. Unsecd. Note, 4.125%, 05/30/2025	258,819
	TOTAL	821,832
	Communications - Telecom Wirelines—0.1%
400,000	AT&T, Inc., Series 144A, 5.300%, 8/15/2058	359,280
200,000	AT&T, Inc., Sr. Unsecd. Note, 5.150%, 03/15/2042	183,961
350,000	Telefonica Emisiones SAU, Sr. Unsecd. Note, 5.213%, 03/08/2047	318,842
406,000	Verizon Communications, Inc., Sr. Unsecd. Note, 4.672%, 03/15/2055	366,750
	TOTAL	1,228,833
	Communications Equipment—1.0%
19,218,000	Liberty Media Group, Conv. Bond, 3.500%, 01/15/2031	13,558,395
Annual Shareholder Report

Shares, Principal Amount or Contracts		Value
	CORPORATE BONDS—continued
	Consumer Cyclical - Automotive—0.1%
$400,000	Daimler Finance NA LLC, Sr. Unsecd. Note, Series 144A, 2.850%, 01/06/2022	$388,095
350,000	Ford Motor Co., Sr. Unsecd. Note, 4.750%, 01/15/2043	265,147
300,000	General Motors Co., Sr. Unsecd. Note, 5.200%, 04/01/2045	251,193
220,000	Toyota Motor Credit Corp., Sr. Unsecd. Note, Series GMTN, 2.700%, 01/11/2023	212,291
300,000	Volkswagen Group of America Finance LLC, Sr. Unsecd. Note, Series 144A, 4.250%, 11/13/2023	294,813
	TOTAL	1,411,539
	Consumer Cyclical - Retailers—0.1%
370,000	AutoZone, Inc., Sr. Unsecd. Note, 3.750%, 06/01/2027	351,057
310,000	CVS Health Corp., Sr. Unsecd. Note, 4.300%, 03/25/2028	302,536
350,000	CVS Health Corp., Sr. Unsecd. Note, 5.050%, 03/25/2048	340,311
	TOTAL	993,904
	Consumer Cyclical - Services—0.1%
400,000	Alibaba Group Holding Ltd., Sr. Unsecd. Note, 3.600%, 11/28/2024	387,540
400,000	Cintas Corp. No. 2, Sr. Unsecd. Note, 3.700%, 04/01/2027	388,754
300,000	IHS Markit Ltd., Sr. Unsecd. Note, 4.750%, 08/01/2028	292,980
80,000	Visa, Inc., Sr. Unsecd. Note, 2.750%, 09/15/2027	74,131
	TOTAL	1,143,405
	Consumer Non-Cyclical - Food/Beverage—0.1%
230,000	Danone SA, Sr. Unsecd. Note, Series 144A, 2.947%, 11/02/2026	208,311
120,000	General Mills, Inc., Sr. Unsecd. Note, 4.700%, 04/17/2048	107,812
400,000	Grupo Bimbo SAB de CV, Sr. Unsecd. Note, Series 144A, 3.875%, 06/27/2024	387,652
150,000	Kraft Heinz Foods Co., Sr. Unsecd. Note, 3.000%, 06/01/2026	132,918
130,000	Kraft Heinz Foods Co., Sr. Unsecd. Note, 4.375%, 06/01/2046	106,087
180,000	Maple Escrow Subsidiary, Inc., Sr. Unsecd. Note, Series 144A, 4.417%, 05/25/2025	177,515
400,000	PepsiCo, Inc., 2.750%, 04/30/2025	379,159
200,000	Smithfield Foods, Inc., Sr. Unsecd. Note, Series 144A, 2.650%, 10/03/2021	190,066
95,000	Tyson Foods, Inc., Sr. Unsecd. Note, 3.550%, 06/02/2027	88,183
	TOTAL	1,777,703
	Consumer Non-Cyclical - Health Care—0.0%
500,000	Agilent Technologies, Inc., Sr. Unsecd. Note, 3.875%, 07/15/2023	498,692
	Consumer Non-Cyclical - Pharmaceuticals—0.1%
250,000	Abbott Laboratories, Sr. Unsecd. Note, 4.900%, 11/30/2046	259,212
Annual Shareholder Report

Shares, Principal Amount or Contracts		Value
	CORPORATE BONDS—continued
	Consumer Non-Cyclical - Pharmaceuticals—continued
$300,000	AstraZeneca PLC, Sr. Unsecd. Note, 4.000%, 01/17/2029	$292,610
400,000	Bayer US Finance II LLC, Sr. Unsecd. Note, Series 144A, 3.875%, 12/15/2023	391,124
400,000	Celgene Corp., Sr. Unsecd. Note, 4.350%, 11/15/2047	335,876
500,000	Teva Pharmaceutical Finance Netherlands III BV, Sr. Unsecd. Note, 3.150%, 10/01/2026	408,243
	TOTAL	1,687,065
	Consumer Non-Cyclical - Products—0.0%
270,000	Reckitt Benckiser Treasury Services PLC, Sr. Unsecd. Note, Series 144A, 3.000%, 06/26/2027	248,534
	Consumer Non-Cyclical - Supermarkets—0.0%
200,000	Kroger Co., Sr. Unsecd. Note, 4.450%, 02/01/2047	174,037
	Consumer Non-Cyclical - Tobacco—0.0%
320,000	Reynolds American, Inc., Sr. Unsecd. Note, 7.000%, 08/04/2041	349,705
	Diversified Financial Services—0.6%
8,000,000	AXA Equitable Holdings, Inc., Conv. Bond, Series 144A, 7.250%, 05/15/2021	8,018,424
	Energy - Independent—0.1%
550,000	Canadian Natural Resources Ltd., Sr. Unsecd. Note, 3.800%, 04/15/2024	537,712
550,000	EOG Resources, Inc., Sr. Unsecd. Note, 4.150%, 01/15/2026	555,320
550,000	Marathon Oil Corp., Sr. Unsecd. Note, 3.850%, 06/01/2025	515,779
	TOTAL	1,608,811
	Energy - Integrated—0.1%
500,000	Petroleos Mexicanos, Sr. Unsecd. Note, 6.375%, 01/23/2045	401,875
205,000	Shell International Finance B.V., Sr. Unsecd. Note, 4.000%, 05/10/2046	191,242
	TOTAL	593,117
	Energy - Midstream—0.1%
305,000	Energy Transfer Partners LP, Sr. Unsecd. Note, 4.050%, 03/15/2025	288,186
80,000	Energy Transfer Partners LP, Sr. Unsecd. Note, Series 30Y, 6.000%, 06/15/2048	77,290
250,000	Kinder Morgan, Inc., 5.050%, 02/15/2046	226,562
400,000	ONEOK, Inc., Sr. Unsecd. Note, 4.550%, 07/15/2028	387,905
230,000	TC Pipelines, LP, Sr. Unsecd. Note, 3.900%, 05/25/2027	213,754
	TOTAL	1,193,697
	Financial Institution - Banking—0.6%
390,000	BB&T Corp., Sr. Unsecd. Note, Series MTN, 2.750%, 04/01/2022	380,015
1,000,000	Bank of America Corp., Sub. Note, Series MTN, 4.000%, 01/22/2025	971,043
Annual Shareholder Report

Shares, Principal Amount or Contracts		Value
	CORPORATE BONDS—continued
	Financial Institution - Banking—continued
$400,000	Bank of New York Mellon Corp., Sr. Unsecd. Note, Series MTN, 2.661%, 05/16/2023	$386,158
500,000	Citigroup, Inc., Sr. Unsecd. Note, 2.700%, 03/30/2021	489,283
800,000	Citigroup, Inc., Sr. Unsecd. Note, 3.200%, 10/21/2026	731,624
250,000	Compass Bank, Birmingham, Sub. Note, Series BKNT, 3.875%, 04/10/2025	239,393
400,000	Fifth Third Bancorp, Sr. Unsecd. Note, 3.950%, 03/14/2028	391,529
1,000,000	Goldman Sachs Group, Inc., Sr. Unsecd. Note, 3.691%, 06/05/2028	926,598
500,000	HSBC Holdings PLC, Sr. Unsecd. Note, 3.900%, 05/25/2026	475,306
540,000	Huntington Bancshares, Inc., Sr. Unsecd. Note, 3.150%, 03/14/2021	533,880
300,000	JPMorgan Chase & Co., Sr. Unsecd. Note, 3.509%, 01/23/2029	280,901
900,000	JPMorgan Chase & Co., Sr. Unsecd. Note, 3.782%, 02/01/2028	864,906
400,000	Manufacturers & Traders Trust Co., Sr. Unsecd. Note, Series BKNT, 2.500%, 05/18/2022	385,700
200,000	Morgan Stanley, Sr. Unsecd. Note, Series GMTN, 3.772%, 01/24/2029	189,031
650,000	Morgan Stanley, Sr. Unsecd. Note, Series MTN, 6.250%, 08/09/2026	716,410
550,000	Wells Fargo & Co., Sr. Unsecd. Note, 3.000%, 10/23/2026	502,271
200,000	Wells Fargo & Co., Sr. Unsecd. Note, Series MTN, 3.584%, 05/22/2028	189,812
	TOTAL	8,653,860
	Financial Institution - Broker/Asset Mgr/Exchange—0.1%
125,000	Nuveen LLC, Sr. Unsecd. Note, Series 144A, 4.000%, 11/01/2028	125,714
500,000	Stifel Financial Corp., Sr. Unsecd. Note, 3.500%, 12/01/2020	497,751
400,000	TD Ameritrade Holding Corp., Sr. Unsecd. Note, 3.300%, 04/01/2027	375,706
	TOTAL	999,171
	Financial Institution - Finance Companies—0.1%
400,000	Discover Bank, Sr. Unsecd. Note, Series BKNT, 4.650%, 09/13/2028	389,008
500,000	GE Capital International Funding, Inc., Sr. Unsecd. Note, 4.418%, 11/15/2035	404,373
	TOTAL	793,381
	Financial Institution - Insurance - Health—0.0%
200,000	Halfmoon Parent, Inc., Sec. Fac. Bond, Series 144A, 4.125%, 11/15/2025	197,840
200,000	Halfmoon Parent, Inc., Sr. Unsecd. Note, Series 144A, 3.750%, 07/15/2023	197,520
	TOTAL	395,360
	Financial Institution - Insurance - Life—0.2%
350,000	American International Group, Inc., Sr. Unsecd. Note, 4.375%, 01/15/2055	284,807
Annual Shareholder Report

Shares, Principal Amount or Contracts		Value
	CORPORATE BONDS—continued
	Financial Institution - Insurance - Life—continued
$450,000	Lincoln National Corp., Sr. Unsecd. Note, 4.200%, 03/15/2022	$458,739
500,000	MET Life Global Funding I, Series 144A, 3.875%, 04/11/2022	504,235
200,000	Massachusetts Mutual Life Insurance Co., Sub. Note, Series 144A, 4.900%, 04/01/2077	190,963
340,000	Pacific Life Insurance Co., Sub. Note, Series 144A, 4.300%, 10/24/2067	296,720
350,000	Prudential Financial, Inc., Sr. Unsecd. Note, Series MTN, 4.600%, 05/15/2044	337,716
	TOTAL	2,073,180
	Financial Institution - Insurance - P&C—0.1%
400,000	CNA Financial Corp., Sr. Unsecd. Note, 3.450%, 08/15/2027	365,989
400,000	Liberty Mutual Group, Inc., Sr. Unsecd. Note, Series 144A, 4.250%, 06/15/2023	403,282
250,000	Nationwide Mutual Insurance Co., Sub. Note, Series 144A, 9.375%, 08/15/2039	369,100
	TOTAL	1,138,371
	Financial Institution - REIT - Apartment—0.1%
395,000	Avalonbay Communities, Inc., Sr. Unsecd. Note, Series MTN, 3.350%, 05/15/2027	375,239
450,000	Mid-America Apartment Communities LP, Sr. Unsecd. Note, 3.750%, 06/15/2024	439,667
20,000	Post Apartment Homes LP, Sr. Unsecd. Note, 3.375%, 12/01/2022	19,601
450,000	UDR, Inc., 3.750%, 07/01/2024	441,339
	TOTAL	1,275,846
	Financial Institution - REIT - Healthcare—0.1%
400,000	Healthcare Trust of America, Sr. Unsecd. Note, 3.750%, 07/01/2027	375,809
200,000	Physicians Realty Trust, Sr. Unsecd. Note, 3.950%, 01/15/2028	186,418
200,000	Physicians Realty Trust, Sr. Unsecd. Note, 4.300%, 03/15/2027	191,880
	TOTAL	754,107
	Financial Institution - REIT - Office—0.0%
400,000	Alexandria Real Estate Equities, Inc., Sr. Unsecd. Note, 3.900%, 06/15/2023	400,475
	Financial Institution - REIT - Retail—0.0%
390,000	Kimco Realty Corp., Sr. Unsecd. Note, 3.800%, 04/01/2027	368,096
20,000	Regency Centers Corp., Sr. Unsecd. Note, 3.750%, 11/15/2022	19,803
160,000	Regency Centers LP, Sr. Unsecd. Note, 4.125%, 03/15/2028	155,108
	TOTAL	543,007
Annual Shareholder Report

Shares, Principal Amount or Contracts		Value
	CORPORATE BONDS—continued
	Technology—0.1%
$130,000	Diamond 1 Finance Corp./Diamond 2 Finance Corp., Sr. Secd. Note, Series 144A, 4.420%, 06/15/2021	$130,216
250,000	Equifax, Inc., Sr. Unsecd. Note, 2.300%, 06/01/2021	241,638
400,000	Oracle Corp., Sr. Unsecd. Note, 3.250%, 11/15/2027	380,588
155,000	Total System Services, Inc., Sr. Unsecd. Note, 4.800%, 04/01/2026	155,711
	TOTAL	908,153
	Transportation - Railroads—0.0%
423,000	Kansas City Southern Industries, Inc., Sr. Unsecd. Note, 3.850%, 11/15/2023	418,992
	Transportation - Services—0.0%
250,000	Penske Truck Leasing Co. LP & PTL Finance Corp., Sr. Unsecd. Note, Series 144A, 3.375%, 02/01/2022	245,756
340,000	Ryder System, Inc., Sr. Unsecd. Note, Series MTN, 2.800%, 03/01/2022	330,320
	TOTAL	576,076
	Utility - Electric—0.2%
400,000	EDP Finance BV, Sr Unsecured Note, Series 144A, 3.625%, 07/15/2024	378,241
400,000	Electricite de France SA, Jr. Sub. Note, Series 144A, 5.625%, 07/22/2067	377,500
300,000	Enel Finance International SA, Company Guarantee, Series 144A, 6.000%, 10/07/2039	295,325
590,000	Exelon Corp., Sr. Unsecd. Note, 3.400%, 04/15/2026	552,088
280,000	Kansas City Power And Light Co., Sr. Unsecd. Note, 4.200%, 03/15/2048	262,158
230,000	National Rural Utilities Cooperative Finance Corp., Sr. Unsecd. Note, 2.950%, 02/07/2024	223,388
130,000	NiSource Finance Corp., Sr. Unsecd. Note, 4.375%, 05/15/2047	118,436
150,000	Northeast Utilities, Sr. Unsecd. Note, Series H, 3.150%, 01/15/2025	144,007
300,000	PPL Capital Funding, Inc., Sr. Unsecd. Note, 3.100%, 05/15/2026	277,692
300,000	Southern Co., Sr. Unsecd. Note, 3.250%, 07/01/2026	277,967
280,000	Virginia Electric & Power Co., Sr. Unsecd. Note, Series A, 3.500%, 03/15/2027	270,595
	TOTAL	3,177,397
	Utility - Natural Gas—0.1%
400,000	Sempra Energy, Sr. Unsecd. Note, 3.400%, 02/01/2028	364,669
250,000	Southern Natural Gas, Sr. Unsecd. Note, Series 144A, 4.800%, 03/15/2047	228,099
	TOTAL	592,768
	TOTAL CORPORATE BONDS (IDENTIFIED COST $61,943,455)	61,859,818
Annual Shareholder Report

Shares, Principal Amount or Contracts		Value
	COMMERCIAL MORTGAGE-BACKED SECURITIES—0.5%
	Financial Services—0.5%
$2,225,000	Federal Home Loan Mortgage Corp., K054, Class A2, 2.745%, 01/25/2026	$2,132,492
2,500,000	Federal Home Loan Mortgage Corp., K055, Class A2, 2.673%, 03/25/2026	2,381,737
2,770,000	FREMF Mortgage Trust 2015-K49, Class B, 3.848%, 10/25/2048	2,693,844
	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $7,460,084)	7,208,073
	PREFERRED STOCKS—4.1%
	Energy—0.2%
37,000	Hess Corp., Conv. Pfd., 8.000%, 02/01/2019, Annual Dividend $4.00	2,219,630
	Financials—1.2%
95,500	Assurant, Inc., Conv. Pfd., 6.500%, 03/15/2021, Annual Dividend $6.50	10,019,860
141,477	New York Community Cap Trust V, Conv. Pfd., 6.000%, 11/01/2051, Annual Dividend $3.00	6,581,510
	TOTAL	16,601,370
	Health Care—0.8%
174,306	Becton Dickinson and Co., Conv. Pfd., 6.125%, 05/01/2020, Annual Dividend $3.06	11,010,910
	Industrials—1.4%
210,000	Rexnord Corp., Conv. Pfd., Series A, 5.750%, 11/15/2019, Annual Dividend $2.88	12,522,300
75,000	Stanley Black & Decker, Inc., Conv. Pfd., 5.375%, 05/15/2020, Annual Dividend $5.38	7,350,000
	TOTAL	19,872,300
	Real Estate—0.3%
3,750	Crown Castle International Corp., Conv Pfd., Series A, 6.875%, 08/01/2020, Annual Dividend $68.75	4,115,156
	Utilities—0.2%
33,000	Sempra Energy, Conv. Pfd., Series A, 6.000%, 01/15/2021, Annual Dividend $6.00	3,347,190
	TOTAL PREFERRED STOCKS (IDENTIFIED COST $53,249,570)	57,166,556
	COLLATERALIZED MORTGAGE OBLIGATIONS—1.5%
2,975,000	Banc of America Commercial Mortgage Trust 2016-UBS10, Class A4, 3.170%, 07/15/2049	2,841,225
875,000	Bank 2018-BN12, Class A4, 4.255%, 05/15/2061	894,612
1,225,000	Bank 2018-BN15, Class A4, 4.476%, 11/15/2061	1,267,848
2,000,000	Benchmark Mortgage Trust 2018-B4, Class A5, 4.121%, 07/15/2051	2,030,166
Annual Shareholder Report

Shares, Principal Amount or Contracts			Value
		COLLATERALIZED MORTGAGE OBLIGATIONS—continued
$2,600,000		CD Commercial Mortgage Trust 2016-CD1, Class A4, 2.724%, 08/10/2049	$2,406,747
400,000		CD Commercial Mortgage Trust 2016-CD4, Class A4, 3.514%, 05/10/2050	389,741
1,155,000		Commercial Mortgage Trust 2014-LC15, Class A4, 4.006%, 04/10/2047	1,174,813
1,000,000		Deutsche Bank Commercial Mortgage Trust 2016-C1, Class A4, 3.276%, 05/10/2049	965,891
2,000,000		Deutsche Bank Commercial Mortgage Trust 2016-C3, Class A5, 2.890%, 08/10/2049	1,876,578
1,400,000		Federal Home Loan Mortgage Corp. REMIC K060, Class A2, 3.300%, 10/25/2026	1,376,239
2,000,000		Federal National Mortgage Association REMIC 2016-M11, Class A2, 2.369%, 07/25/2026	1,837,476
2,000,000		JPMDB Commercial Mortgage Securities Trust 2016-C4, Class A3, 3.141%, 12/15/2049	1,904,597
550,000		JPMDB Commercial Mortgage Securities Trust 2017-C5, Class A5, 3.694%, 3/15/2050	542,778
2,000,000		Morgan Stanley Capital I Trust 2016-UB12, Class A4, 3.596%, 12/15/2049	1,960,998
		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $22,875,214)	21,469,709
		PURCHASED CALL OPTION—0.1%
6,600		Invesco QQQ Trust Series 1, Notional Amount $111,784,200, Exercise Price $175.00, Expiration Date 12/31/2018 (IDENTIFIED COST $1,108,800)	1,260,600
		WARRANT—0.0%
		Materials—0.0%
4,803	[1]	Hercules, Inc., 03/31/2029 (IDENTIFIED COST $0)	237,865
		INVESTMENT COMPANIES—47.7%
20,858,370		Emerging Markets Core Fund	192,105,585
12,177,918		Federated Institutional Prime Value Obligations Fund, Institutional Shares, 2.36%[2]	12,177,918
16,289,026		Federated Mortgage Core Portfolio	154,094,185
50,067,818		High Yield Bond Portfolio	302,910,300
		TOTAL INVESTMENT COMPANIES (IDENTIFIED COST $724,349,298)	661,287,988
		TOTAL INVESTMENT IN SECURITIES—99.4% (IDENTIFIED COST $1,440,644,317)[3]	1,379,799,539
		OTHER ASSETS AND LIABILITIES - NET—0.6%[4]	7,810,899
		TOTAL NET ASSETS—100%	$1,387,610,438
Annual Shareholder Report

At November 30, 2018, the Fund had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Value and Unrealized Appreciation (Depreciation)
1S&P 500 Index Long Futures	11	$7,585,325	December 2018	$297,789
[1]United States Treasury Note 5-Year Long Futures	80	$9,036,875	March 2019	$9,822
[1]United States Treasury Note 10-Year Ultra Long Futures	120	$15,180,000	March 2019	$53,168
[1]United States Treasury Ultra Bond Long Futures	23	$3,505,344	March 2019	$(1,130)
[1]United States Treasury Note 2-Year Short Futures	5	$1,054,922	March 2019	$(402)
[1]United States Treasury Note 10-Year Short Futures	400	$47,781,250	March 2019	$(192,355)
NET UNREALIZED APPRECIATION ON FUTURES CONTRACTS				$166,892
Net Unrealized Appreciation on Futures Contracts is included in “Other Assets and Liabilities—Net.”
Annual Shareholder Report

Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with affiliated fund holdings during the period ended November 30, 2018, were as follows:
Affiliates	Balance of Shares Held 11/30/2017	Purchases/ Additions	Sales/ Reductions
Emerging Markets Core Fund	24,128,797	441,640	(3,712,067)
Federated Mortgage Core Portfolio	21,018,517	4,479,938	(9,209,429)
Federated Institutional Prime Value Obligations Fund, Institutional Shares	—	512,223,149	(500,045,231)
High Yield Bond Portfolio	59,479,413	7,878,095	(17,289,690)
TOTAL OF AFFILIATED TRANSACTIONS	104,626,727	525,022,822	(530,256,417)
Annual Shareholder Report

Balance of Shares Held 11/30/2018	Value	Change in Unrealized Appreciation/ Depreciation	Net Realized Gain/ (Loss)	Dividend Income	Gain Distribution Received
20,858,370	$192,105,585	$(33,100,769)	$11,216,490	$12,566,416	$282,690
16,289,026	$154,094,185	$(4,971,028)	$(1,281,069)	$5,627,477	$—
12,177,918	$12,177,918	$—	$(4,150)	$ 293,610	$—
50,067,818	$302,910,300	$(17,365,540)	$(1,187,197)	$20,687,746	$—
99,393,132	$661,287,988	$(55,437,337)	$8,744,074	$39,175,249	$282,690
1	Non-income-producing security.
2	7-day net yield.
3	The cost of investments for federal tax purposes amounts to $1,425,098,126.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at November 30, 2018.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report

The following is a summary of the inputs used, as of November 30, 2018, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Debt Securities:
Corporate Bonds	$—	$61,859,818	$—	$61,859,818
Commercial Mortgage-Backed Securities	—	7,208,073	—	7,208,073
Collateralized Mortgage Obligations	—	21,469,709	—	21,469,709
Equity Securities:
Common Stocks
Domestic	502,051,482	—	—	502,051,482
International	66,098,354	1,159,094	—	67,257,448
Preferred Stocks
Domestic	57,166,556	—	—	57,166,556
Purchased Call Option	1,260,600	—	—	1,260,600
Warrant	—	237,865	—	237,865
Investment Companies[1]	12,177,918	—	—	661,287,988
TOTAL SECURITIES	$638,754,910	$91,934,559	$—	$1,379,799,539
Other Financial Instruments[2]
Assets	$360,779	$—	$—	$360,779
Liabilities	(193,887)	—	—	(193,887)
TOTAL OTHER FINANCIAL INSTRUMENTS	$166,892	$—	$—	$166,892
1	As permitted by U.S. generally accepted accounting principles (GAAP), Investment Companies valued at $649,110,070 are measured at fair value using the net asset value (NAV) per share practical expedient and have not been categorized in the chart above but are included in the Total column. The price of shares redeemed in Emerging Markets Core Fund, Federated Mortgage Core Portfolio and High Yield Bond Portfolio is the next determined NAV after receipt of a shareholder redemption request.
2	Other financial instruments are futures contracts.
The following acronyms are used throughout this portfolio:
ADR	—American Depositary Receipt
BKNT	—Bank Notes
FREMF	—Freddie Mac Multifamily K-Deals
GMTN	—Global Medium Term Note
MTN	—Medium Term Note
REIT	—Real Estate Investment Trust
REMIC	—Real Estate Mortgage Investment Conduit
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$8.11	$7.61	$7.69	$8.58	$8.60
Income From Investment Operations:
Net investment income	0.32[1]	0.30[1]	0.32[1]	0.44[1]	0.52[1]
Net realized and unrealized gain (loss)	(0.46)	0.52	(0.04)	(0.94)	(0.03)
TOTAL FROM INVESTMENT OPERATIONS	(0.14)	0.82	0.28	(0.50)	0.49
Less Distributions:
Distributions from net investment income	(0.33)	(0.32)	(0.36)	(0.39)	(0.51)
Net Asset Value, End of Period	$7.64	$8.11	$7.61	$7.69	$8.58
Total Return[2]	(1.79)%	10.94%	3.82%	(6.01)%	5.78%
Ratios to Average Net Assets:
Net expenses	0.88%	0.88%	0.89%[3]	0.90%[3]	0.89%
Net investment income	4.05%	3.80%	4.32%	5.42%	5.94%
Expense waiver/reimbursement[4]	0.18%	0.16%	0.16%	0.16%	0.17%
Supplemental Data:
Net assets, end of period (000 omitted)	$487,934	$614,835	$824,013	$1,005,246	$1,055,328
Portfolio turnover	105%	51%	71%	89%	41%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.89% and 0.90% for the years ended November 30, 2016 and 2015, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class B Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$8.13	$7.63	$7.71	$8.59	$8.62
Income From Investment Operations:
Net investment income	0.26[1]	0.24[1]	0.26[1]	0.38[1]	0.45[1]
Net realized and unrealized gain (loss)	(0.47)	0.52	(0.04)	(0.94)	(0.03)
TOTAL FROM INVESTMENT OPERATIONS	(0.21)	0.76	0.22	(0.56)	0.42
Less Distributions:
Distributions from net investment income	(0.27)	(0.26)	(0.30)	(0.32)	(0.45)
Net Asset Value, End of Period	$7.65	$8.13	$7.63	$7.71	$8.59
Total Return[2]	(2.66)%	10.07%	3.02%	(6.60)%	4.87%
Ratios to Average Net Assets:
Net expenses	1.64%	1.64%	1.65%[3]	1.66%[3]	1.64%
Net investment income	3.28%	3.04%	3.55%	4.66%	5.19%
Expense waiver/reimbursement[4]	0.18%	0.18%	0.18%	0.18%	0.20%
Supplemental Data:
Net assets, end of period (000 omitted)	$69,110	$88,136	$92,748	$93,803	$92,686
Portfolio turnover	105%	51%	71%	89%	41%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.65% and 1.66% for the years ended November 30, 2016 and 2015, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$8.11	$7.61	$7.69	$8.58	$8.60
Income From Investment Operations:
Net investment income	0.26[1]	0.24[1]	0.26[1]	0.38[1]	0.45[1]
Net realized and unrealized gain (loss)	(0.46)	0.52	(0.04)	(0.95)	(0.02)
TOTAL FROM INVESTMENT OPERATIONS	(0.20)	0.76	0.22	(0.57)	0.43
Less Distributions:
Distributions from net investment income	(0.27)	(0.26)	(0.30)	(0.32)	(0.45)
Net Asset Value, End of Period	$7.64	$8.11	$7.61	$7.69	$8.58
Total Return[2]	(2.55)%	10.09%	3.03%	(6.72)%	5.02%
Ratios to Average Net Assets:
Net expenses	1.64%	1.64%	1.65%[3]	1.66%[3]	1.64%
Net investment income	3.29%	3.04%	3.56%	4.66%	5.19%
Expense waiver/reimbursement[4]	0.17%	0.16%	0.16%	0.15%	0.17%
Supplemental Data:
Net assets, end of period (000 omitted)	$423,771	$599,819	$784,221	$989,215	$1,025,161
Portfolio turnover	105%	51%	71%	89%	41%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.65% and 1.66% for the years ended November 30, 2016 and 2015, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class F Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$8.11	$7.60	$7.69	$8.57	$8.59
Income From Investment Operations:
Net investment income	0.32[1]	0.30[1]	0.32[1]	0.44[1]	0.52[1]
Net realized and unrealized gain (loss)	(0.47)	0.53	(0.05)	(0.93)	(0.03)
TOTAL FROM INVESTMENT OPERATIONS	(0.15)	0.83	0.27	(0.49)	0.49
Less Distributions:
Distributions from net investment income	(0.33)	(0.32)	(0.36)	(0.39)	(0.51)
Net Asset Value, End of Period	$7.63	$8.11	$7.60	$7.69	$8.57
Total Return[2]	(1.93)%	11.08%	3.67%	(5.91)%	5.78%
Ratios to Average Net Assets:
Net expenses	0.89%	0.89%	0.90%[3]	0.91%[3]	0.89%
Net investment income	4.04%	3.79%	4.30%	5.41%	5.95%
Expense waiver/reimbursement[4]	0.17%	0.16%	0.16%	0.16%	0.17%
Supplemental Data:
Net assets, end of period (000 omitted)	$152,820	$184,305	$197,858	$214,025	$211,873
Portfolio turnover	105%	51%	71%	89%	41%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.90% and 0.91% for the years ended November 30, 2016 and 2015, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class R Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$8.12	$7.62	$7.70	$8.58	$8.60
Income From Investment Operations:
Net investment income	0.31[1]	0.28[1]	0.30[1]	0.43[1]	0.47[1]
Net realized and unrealized gain (loss)	(0.46)	0.52	(0.04)	(0.93)	(0.00)[2]
TOTAL FROM INVESTMENT OPERATIONS	(0.15)	0.80	0.26	(0.50)	0.47
Less Distributions:
Distributions from net investment income	(0.32)	(0.30)	(0.34)	(0.38)	(0.49)
Net Asset Value, End of Period	$7.65	$8.12	$7.62	$7.70	$8.58
Total Return[3]	(1.99)%	10.69%	3.54%	(6.01)%	5.59%
Ratios to Average Net Assets:
Net expenses	1.09%	1.09%	1.13%[4]	1.06%[4]	1.14%
Net investment income	3.84%	3.60%	4.08%	5.39%	5.38%
Expense waiver/reimbursement[5]	0.35%	0.35%	0.34%	0.34%	0.36%
Supplemental Data:
Net assets, end of period (000 omitted)	$1,076	$1,123	$1,175	$1,455	$378
Portfolio turnover	105%	51%	71%	89%	41%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value. Total returns for periods of less than one year are not annualized.
4	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.13% and 1.05% for the years ended November 30, 2016 and 2015, respectively, after taking into account these expense reductions.
5	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$8.12	$7.62	$7.70	$8.58	$8.61
Income From Investment Operations:
Net investment income	0.34[1]	0.32[1]	0.34[1]	0.46[1]	0.54[1]
Net realized and unrealized gain (loss)	(0.46)	0.52	(0.04)	(0.93)	(0.04)
TOTAL FROM INVESTMENT OPERATIONS	(0.12)	0.84	0.30	(0.47)	0.50
Less Distributions:
Distributions from net investment income	(0.35)	(0.34)	(0.38)	(0.41)	(0.53)
Net Asset Value, End of Period	$7.65	$8.12	$7.62	$7.70	$8.58
Total Return[2]	(1.54)%	11.20%	4.07%	(5.66)%	5.92%
Ratios to Average Net Assets:
Net expenses	0.63%	0.63%	0.64%[3]	0.65%[3]	0.64%
Net investment income	4.30%	4.04%	4.57%	5.65%	6.19%
Expense waiver/reimbursement[4]	0.17%	0.17%	0.16%	0.17%	0.16%
Supplemental Data:
Net assets, end of period (000 omitted)	$252,899	$310,996	$302,660	$372,679	$472,785
Portfolio turnover	105%	51%	71%	89%	41%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.64% and 0.65% for the years ended November 30, 2016 and 2015, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
November 30, 2018
Assets:
Investment in securities, at value including $661,287,988 of investment in affiliated holdings (identified cost $1,440,644,317)		$1,379,799,539
Cash denominated in foreign currencies (identified cost $116,523)		116,089
Restricted cash (Note 2)		553,611
Income receivable		3,431,396
Income receivable from affiliated holdings		3,065,681
Receivable for investments sold		7,143,527
Receivable for shares sold		975,780
Receivable for daily variation margin on futures contracts		19,820
TOTAL ASSETS		1,395,105,443
Liabilities:
Payable for investments purchased	$3,732,862
Payable for shares redeemed	2,574,816
Income distribution payable	245,842
Payable for investment adviser fee (Note 5)	18,246
Payable for administrative fees (Note 5)	3,032
Payable for transfer agent fee	229,902
Payable for distribution services fee (Note 5)	306,310
Payable for other service fees (Notes 2 and 5)	231,545
Accrued expenses (Note 5)	152,450
TOTAL LIABILITIES		7,495,005
Net assets for 181,634,629 shares outstanding		$1,387,610,438
Net Assets Consist of:
Paid-in capital		$1,663,815,473
Total distributable earnings (loss)		(276,205,035)
TOTAL NET ASSETS		$1,387,610,438
Annual Shareholder Report

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($487,934,099÷ 63,881,143 shares outstanding), no par value, unlimited shares authorized	$7.64
Offering price per share (100/94.50 of $7.64)	$8.08
Redemption proceeds per share	$7.64
Class B Shares:
Net asset value per share ($69,109,596÷ 9,032,601 shares outstanding), no par value, unlimited shares authorized	$7.65
Offering price per share	$7.65
Redemption proceeds per share (94.50/100 of $7.65)	$7.23
Class C Shares:
Net asset value per share ($423,771,348÷ 55,473,527 shares outstanding), no par value, unlimited shares authorized	$7.64
Offering price per share	$7.64
Redemption proceeds per share (99.00/100 of $7.64)	$7.56
Class F Shares:
Net asset value per share ($152,819,699÷ 20,027,164 shares outstanding), no par value, unlimited shares authorized	$7.63
Offering price per share (100/99.00 of $7.63)	$7.71
Redemption proceeds per share (99.00/100 of $7.63)	$7.55
Class R Shares:
Net asset value per share ($1,076,407÷ 140,766 shares outstanding), no par value, unlimited shares authorized	$7.65
Offering price per share	$7.65
Redemption proceeds per share	$7.65
Institutional Shares:
Net asset value per share ($252,899,289÷ 33,079,428 shares outstanding), no par value, unlimited shares authorized	$7.65
Offering price per share	$7.65
Redemption proceeds per share	$7.65
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended November 30, 2018
Investment Income:
Dividends (including $39,175,249 received from affiliated holdings* and net of foreign taxes withheld of $1,072,436)			$74,072,790
Interest			4,724,855
TOTAL INCOME			78,797,645
Expenses:
Investment adviser fee (Note 5)		$9,600,984
Administrative fee (Note 5)		1,282,312
Custodian fees		129,739
Transfer agent fee (Note 2)		1,484,710
Directors'/Trustees' fees (Note 5)		14,209
Auditing fees		35,780
Legal fees		13,297
Portfolio accounting fees		228,278
Distribution services fee (Note 5)		4,463,537
Other service fees (Notes 2 and 5)		3,288,593
Share registration costs		90,811
Printing and postage		104,681
Miscellaneous (Note 5)		39,795
TOTAL EXPENSES		20,776,726
Waivers and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	$(1,673,536)
Waiver/reimbursement of other operating expenses (Notes 2 and 5)	(1,107,405)
TOTAL WAIVERS AND REIMBURSEMENTS		(2,780,941)
Net expenses			17,995,785
Net investment income			60,801,860
Annual Shareholder Report

Statement of Operations–continued
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Foreign Exchange Contracts and Foreign Currency Transactions:
Net realized gain on investments (including net realized gain of $8,744,074 on sales of investments in affiliated holdings*)	74,605,394
Net realized loss on foreign currency transactions	(204,812)
Net realized loss on foreign exchange contracts	(559)
Net realized gain on futures contracts	4,502,766
Net realized gain on written options	445,630
Realized gain distribution from affiliated investment company shares	282,690
Net change in unrealized appreciation of investments (including net change in unrealized depreciation of $(55,437,337) on investments in affiliated holdings*)	(169,524,095)
Net change in unrealized appreciation/depreciation of translation of assets and liabilities in foreign currency	(13,494)
Net change in unrealized depreciation of futures contracts	442,295
Net change in unrealized appreciation of written options	(169,526)
Net realized and unrealized loss on investments, futures contracts, written options, foreign exchange contracts and foreign currency transactions	(89,633,711)
Change in net assets resulting from operations	$(28,831,851)
*	See information listed after the Fund's Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets
Year Ended November 30	2018	2017
Increase (Decrease) in Net Assets
Operations:
Net investment income	$60,801,860	$70,687,057
Net realized gain	79,631,109	26,150,097
Net change in unrealized appreciation/depreciation	(169,264,820)	106,030,217
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(28,831,851)	202,867,371
Distributions to Shareholders (Note 2):
Class A Shares	(22,858,830)	(27,939,021)
Class B Shares	(2,682,416)	(2,939,112)
Class C Shares	(17,305,981)	(21,920,788)
Class F Shares	(7,039,628)	(7,668,046)
Class R Shares	(43,554)	(44,394)
Institutional Shares	(12,271,659)	(13,787,405)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(62,202,068)	(74,298,766)
Share Transactions:
Proceeds from sale of shares	129,139,021	232,589,932
Net asset value of shares issued to shareholders in payment of distributions declared	58,917,729	70,214,152
Cost of shares redeemed	(508,625,458)	(834,835,405)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(320,568,708)	(532,031,321)
Change in net assets	(411,602,627)	(403,462,716)
Net Assets:
Beginning of period	1,799,213,065	2,202,675,781
End of period	$1,387,610,438	$1,799,213,065
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
November 30, 2018
1. ORGANIZATION
Federated Income Securities Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of seven portfolios. The financial statements included herein are only those of Federated Capital Income Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers six classes of shares: Class A Shares, Class B Shares, Class C Shares, Class F Shares, Class R Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The primary investment objective of the Fund is current income and long-term growth of income. Capital appreciation is a secondary objective.
On March 30, 2017, the Fund's T Share class became effective with the Securities and Exchange Commission (SEC), but is not yet offered for sale.
Class B Shares are closed to new accounts, new investors and new purchases by existing shareholders (excluding reinvestment of dividends and capital gains). Class B Shares of the Fund may be exchanged for Class B Shares of any other Federated fund.
Effective August 1, 2018, an automatic conversion feature for Class C Shares was implemented. Pursuant to this automatic conversion feature, after Class C Shares have been held for ten years from the date of purchase, they will automatically convert to Class A Shares on the next monthly conversion processing date.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with GAAP.
Investment Valuation
In calculating its NAV, the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Trustees (the “Trustees”).
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar
Annual Shareholder Report

securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Equity Management Company of Pennsylvania (the “Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value
Annual Shareholder Report

will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Annual Shareholder Report

Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income. Investment income, realized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that select classes will bear certain expenses unique to those classes. The detail of the total fund expense waivers and reimbursements of $2,780,941 is disclosed in various locations in this Note 2 and Note 5. For the year ended November 30, 2018, transfer agent fees for the Fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Class A Shares	$514,567	$(408,758)
Class B Shares	85,535	(63,041)
Class C Shares	483,562	(337,478)
Class F Shares	156,846	(105,148)
Class R Shares	2,465	—
Institutional Shares	241,735	(190,226)
TOTAL	$1,484,710	$(1,104,651)
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. All distributions as indicated on the Statement of Changes in Net Assets for the year ended November 30, 2017 were from net investment income.
Undistributed net investment income at November 30, 2017 was $859,827.
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares and Class F Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended November 30, 2018, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$1,379,727
Class B Shares	198,342
Class C Shares	1,287,668
Class F Shares	422,856
TOTAL	$3,288,593
Annual Shareholder Report

Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2018, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2018, tax years 2015 through 2018 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Foreign Exchange Contracts
The Fund enters into foreign exchange contracts to manage currency risk. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
As of November 30, 2018, the Fund had no outstanding foreign exchange contracts.
The average value at settlement date payable of foreign exchange contracts purchased by the Fund throughout the period was $60. This is based on the contracts held as of each month-end throughout the fiscal period.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Annual Shareholder Report

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.
Futures Contracts
The Fund purchases and sells financial futures contracts to seek to increase return and to manage duration, sector/asset class, yield curve and market risks. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account, either U.S. government securities or a specified amount of restricted cash, which is shown in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures contracts, guarantees the futures contracts against default.
Futures contracts outstanding at period end are listed after the Fund's Portfolio of Investments.
The average notional value of long and short futures contracts held by the Fund throughout the period was $83,689,477 and $68,489,687, respectively. This is based on amounts held as of each month-end throughout the period.
Option Contracts
The Fund buys or sells put and call options to seek to increase yield, return and income and to manage currency, individual security, market and sector/asset class risks. The seller (“writer”) of an option receives a payment or premium, from the buyer, which the writer keeps regardless of whether the buyer exercises the option. When the Fund writes a put or call option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the underlying reference instrument. When the Fund purchases a put or call option, an amount equal to the premium paid is recorded as an increase to the cost of the investment and subsequently marked to market to reflect the current value of the option purchased. Premiums paid for purchasing options which expire are treated as realized losses. Premiums received/paid for writing/purchasing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying reference instrument to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. Options can trade on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. This protects investors against potential defaults by the counterparty.
Annual Shareholder Report

The average market value of purchased put and call options held by the Fund throughout the period was $385,908 and $773,931, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
The average market value of written put options held by the Fund throughout the period was $43,731. This is based on amounts held as of each month-end throughout the fiscal period.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
	Asset
	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Equity contracts	Total investment in securities, at value-options	$1,260,600
Equity contracts	Receivable for daily variation margin on futures contracts	$297,789*
Interest rate contracts	Receivable for daily variation margin on futures contracts	$(130,897)*
Total derivatives not accounted for as hedging instruments under ASC Topic 815		$1,427,492
*	Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.
Annual Shareholder Report

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2018
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Futures Contracts	Foreign Exchange Contracts	Purchased Options[1]	Written Options	Total
Interest rate contracts	$(174,894)	$—	$—	$—	$(174,894)
Equity contracts	4,677,660	—	(11,156,856)	445,630	(6,033,566)
Foreign exchange contracts	—	(559)	—	—	(559)
TOTAL	$4,502,766	(559)	$(11,156,856)	445,630	$(6,209,019)
1	The net realized loss on Purchased Option Contracts is found within the Net realized gain on investments on the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Futures Contracts	Purchased Options[2]	Written Options	Total
Interest rate contracts	$144,506	$—	$—	$144,506
Equity contracts	297,789	1,881,520	(169,526)	2,009,783
TOTAL	$442,295	$1,881,520	$(169,526)	$2,154,289
2	The net change in unrealized appreciation/depreciation of Purchased Option Contracts is found within the Net change in unrealized appreciation of investments on the Statement of Operations.
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended November 30	2018		2017
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	5,384,269	$43,008,853	5,472,085	$42,943,791
Shares issued to shareholders in payment of distributions declared	2,766,340	22,030,971	3,413,579	26,799,615
Shares redeemed	(20,051,244)	(160,341,985)	(41,379,742)	(325,001,330)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(11,900,635)	$(95,302,161)	(32,494,078)	$(255,257,924)
Annual Shareholder Report

Year Ended November 30	2018		2017
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	63,795	$606,293	554,939	$4,350,688
Shares issued to shareholders in payment of distributions declared	310,382	2,476,523	344,187	2,710,081
Shares redeemed	(2,181,321)	(17,443,122)	(2,220,811)	(17,492,569)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(1,807,144)	$(14,360,306)	(1,321,685)	$(10,431,800)

Year Ended November 30	2018		2017
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	2,389,249	$19,026,512	3,930,390	$30,795,125
Shares issued to shareholders in payment of distributions declared	2,068,464	16,488,294	2,641,751	20,741,416
Shares redeemed	(22,906,330)	(182,982,022)	(35,686,602)	(280,186,717)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(18,448,617)	$(147,467,216)	(29,114,461)	$(228,650,176)

Year Ended November 30	2018		2017
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	717,140	$5,705,850	1,317,644	$10,312,449
Shares issued to shareholders in payment of distributions declared	841,416	6,692,412	925,729	7,267,001
Shares redeemed	(4,267,413)	(34,029,247)	(5,526,434)	(43,430,440)
NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	(2,708,857)	$(21,630,985)	(3,283,061)	$(25,850,990)

Year Ended November 30	2018		2017
Class R Shares:	Shares	Amount	Shares	Amount
Shares sold	36,331	$290,500	42,691	$335,594
Shares issued to shareholders in payment of distributions declared	4,600	36,647	4,912	38,639
Shares redeemed	(38,438)	(309,284)	(63,566)	(498,695)
NET CHANGE RESULTING FROM CLASS R SHARE TRANSACTIONS	2,493	$17,863	(15,963)	$(124,462)
Annual Shareholder Report

Year Ended November 30	2018		2017
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	7,574,511	$60,501,013	18,329,342	$143,852,285
Shares issued to shareholders in payment of distributions declared	1,404,598	11,192,882	1,608,791	12,657,400
Shares redeemed	(14,193,191)	(113,519,798)	(21,372,887)	(168,225,654)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(5,214,082)	$(41,825,903)	(1,434,754)	$(11,715,969)
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(40,076,842)	$(320,568,708)	(67,664,002)	$(532,031,321)
4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2018 and 2017, was as follows:
	2018	2017
Ordinary income	$62,202,068	$74,298,766

As of November 30, 2018, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$666,827
Net unrealized depreciation	$(45,312,451)
Capital loss carry forwards and deferrals	$(231,559,411)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales, discount accretion/ premium amortization on debt securities, mark to market of futures contracts, straddle loss deferrals and partnership adjustments.
At November 30, 2018, the cost of investments for federal tax purposes was $1,425,098,126. The net unrealized depreciation of investments for federal tax purposes was $45,947,583. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $46,039,104 and net unrealized depreciation from investments for those securities having an excess of cost over value of $91,986,687. The amounts presented are inclusive of derivative contracts.
At November 30, 2018, the Fund had a capital loss carryforward of $ 230,910,415 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term and does not expire. All of the Fund's capital loss carryforwards were incurred in taxable years after December 22, 2010.
Annual Shareholder Report

The following schedule summarizes the Fund's capital loss carryforwards:
Short-Term	Long-Term	Total
$230,910,415	$—	$ 230,910,415
During the year ended November 30, 2018, the Fund utilized capital loss carryforwards of $66,819,947.
At November 30, 2018, for federal income tax purposes, the Fund had $648,996 in straddle loss deferrals.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.60% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse other operating expenses of the Fund. For the year ended November 30, 2018, the Adviser voluntarily waived $1,664,908 of its fee and reimbursed $1,104,651 of transfer agent fees.
The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended November 30, 2018, the Adviser reimbursed $8,628.
Certain of the Fund's assets are managed by Federated Investment Management Company (the “Sub-Adviser”). Under the terms of a sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Fund's adviser fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended November 30, 2018, the Sub-Adviser earned a fee of $1,986,300.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2018, the annualized fee paid to FAS was 0.080% of average daily net assets of the Fund.
Annual Shareholder Report

Prior to September 1, 2017, the breakpoints of the Administrative Fee paid to FAS, described above, were:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class B Shares, Class C Shares, Class F Shares and Class R Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Percentage of Average Daily Net Assets of Class
Class B Shares	0.75%
Class C Shares	0.75%
Class F Shares	0.05%
Class R Shares	0.50%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2018, distribution services fees for the Fund were as follows:
	Distribution Services Fees Incurred	Distribution Services Fees Waived
Class B Shares	$595,026	$—
Class C Shares	3,863,003	—
Class R Shares	5,508	(2,754)
TOTAL	$4,463,537	$(2,754)
For the year ended November 30, 2018, the Fund's Class F Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2018, FSC retained $716,444 of fees paid by the Fund.
Annual Shareholder Report

Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended November 30, 2018, FSC retained $49,156 in sales charges from the sale of Class A Shares. FSC also retained $124, $234,083, $15,603 and $86,029 of CDSC relating to redemptions of Class A Shares, Class B Shares, Class C Shares and Class F Shares, respectively.
Other Service Fees
For the year ended November 30, 2018, FSSC received $230,068 of the other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective February 1, 2019, total annual fund operating expenses (as shown in the financial highlights, excluding tax reclaim recovery expenses, interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class A Shares, Class B Shares, Class C Shares, Class F Shares, Class R Shares and Institutional Shares (after the voluntary waivers and/or reimbursements) will not exceed 0.88%, 1.73%, 1.71%, 0.89%, 1.13% and 0.63% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) February 1, 2020; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Interfund Transactions
During the year ended November 30, 2018, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $10,959,554 and $14,471,474, respectively.
Directors'/Trustees' and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
Annual Shareholder Report

6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2018, were as follows:
Purchases	$1,656,681,437
Sales	$1,989,486,237
7. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offered Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of November 30, 2018, the Fund had no outstanding loans. During the year ended November 30, 2018, the Fund did not utilize the LOC.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2018, there were no outstanding loans. During the year ended November 30, 2018, the program was not utilized.
9. FEDERAL TAX INFORMATION (UNAUDITED)
For the fiscal year ended November 30, 2018, 32.25% of total ordinary income distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.
Of the ordinary income distributions made by the Fund during the year ended November 30, 2018, 26.71% qualify for the dividend received deduction available to corporate shareholders.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF the federated INCOME SECURITIES TRUST AND SHAREHOLDERS OF FEDERATED CAPITAL INCOME FUND:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Capital Income Fund (the “Fund”), a portfolio of Federated Income Securities Trust, as of November 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
Annual Shareholder Report

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of November 30, 2018, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more of Federated Investors' investment companies since 2006.
Boston, Massachusetts
January 23, 2019
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2018 to November 30, 2018.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 6/1/2018	Ending Account Value 11/30/2018	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$979.70	$4.37
Class B Shares	$1,000	$976.00	$8.12
Class C Shares	$1,000	$975.90	$8.12
Class F Shares	$1,000	$979.70	$4.42
Class R Shares	$1,000	$978.80	$5.31
Institutional Shares	$1,000	$981.00	$3.13
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,020.70	$4.46
Class B Shares	$1,000	$1,016.90	$8.29
Class C Shares	$1,000	$1,016.90	$8.29
Class F Shares	$1,000	$1,020.60	$4.51
Class R Shares	$1,000	$1,019.70	$5.42
Institutional Shares	$1,000	$1,021.90	$3.19
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	0.88%
Class B Shares	1.64%
Class C Shares	1.64%
Class F Shares	0.89%
Class R Shares	1.07%
Institutional Shares	0.63%
Annual Shareholder Report

In Memoriam
With profound sadness, Federated announces the passing of Richard B. (“Dick”) Fisher. He will be greatly missed.
RICHARD B. FISHER
(Former Officer of the Federated Funds, Chairman of Federated Securities Corp., and Vice Chairman of Federated Investors, Inc.)
Dick Fisher, along with John F. (“Jack”) Donahue and Thomas J. Donnelly, Esq., co-founded Federated in 1955 and served as a leader, particularly for Federated's sales division, and an officer of the Federated Funds. Mr. Fisher was a family man of deep faith, with exemplary character, prodigious generosity, immeasurable devotion, undeniable charm and a good sense of humor. He served his religion, family, community, and the Federated Funds and Federated, as well as their shareholders, officers and employees, with distinction. His integrity, intelligence, and keen sense of duty to shareholders, coupled with his faith and devotion to family, allowed him to become the consummate gentleman and salesman par excellence who will be greatly missed. Among his many achievements, Mr. Fisher led the sales strategy and execution for Federated's Fund for U.S. Government Securities, the first fund to invest exclusively in government bonds, and spearheaded the campaign for sales of Federated's Government Income Securities Fund, the first of what would become Federated's Fortress family of funds. Federated expresses deep gratitude to Mr. Fisher for his inspiring leadership, distinguished service and contributions as a husband, father, co-founder, officer, colleague and friend.
Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2018, the Trust comprised seven portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 102 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Annual Shareholder Report

Interested Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee, Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman, Passport Research, Ltd.
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of certain of the Funds in the Federated Fund Family; Vice President, Federated Investors, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; President and CEO of Passport Research, Ltd.; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
*	Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Investors, Inc. and due to positions they hold with Federated and its subsidiaries.
Annual Shareholder Report

INDEPENDENT Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Director, Chairman of the Compensation Committee, KLX Energy Services Holdings, Inc. (oilfield services); former Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO of The Collins Group, Inc. (a private equity firm) and as a Director of KLX Corp. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Member of Governance and Compensation Committees, Publix Super Markets, Inc.; Director, Chair of the Audit Committee, Equifax, Inc.; Director, Member of the Audit Committee, Haverty Furniture Companies, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University. Mr. Hough previously served as an Executive Committee member of the United States Golf Association.
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Dean of the Duquesne University School of Law; Professor and Adjunct Professor of Law, Duquesne University School of Law; formerly, Interim Dean of the Duquesne University School of Law; formerly, Associate General Secretary and Director, Office of Church Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career and currently serves as the Dean of the School of Law of Duquesne University. Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Regent, Saint Vincent Seminary; Member, Pennsylvania State Board of Education (public); and Director CNX Resources Corporation (formerly known as CONSOL Energy Inc.). Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair, Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director, St. Vincent College; and Director and Chair, North Catholic High School, Inc.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: November 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant and Author.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served as a Marine Corps officer and in several banking, business management, educational roles and directorship positions throughout his long career. He remains active as a Management Consultant and Author.
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant; Retired; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CNX Resources Corporation (formerly known as CONSOL Energy Inc.); and Board Member, Ethics Counsel and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: November 1999	Principal Occupations: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
Annual Shareholder Report

OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Investors, Inc.; Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Annual Shareholder Report

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: May 2004	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2018
Federated Capital Income Fund (the “Fund”)
At its meetings in May 2018, the Fund's Board of Trustees (the “Board”), including a majority of those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), reviewed and unanimously approved the continuation of the Fund's investment advisory and subadvisory contracts for an additional one-year term. The Board's decision regarding these contracts reflects the exercise of its business judgment after considering all of the information received on whether to continue the existing arrangements.
The Board had previously appointed a Senior Officer, whose duties included specified responsibilities relating to the process by which advisory fees are to be charged to a fund advised by Federated Equity Management Company of Pennsylvania (the “Adviser”) or its affiliates (collectively, “Federated”) (each, a “Federated fund”). The Senior Officer's responsibilities included preparing and furnishing to the Board an annual independent written evaluation that covered topics discussed below. In December 2017, the Senior Officer position was eliminated. Notwithstanding the elimination of the Senior Officer position, at the request of the Independent Trustees, the Fund's Chief Compliance Officer (the CCO) furnished to the Board in advance of its May 2018 meetings an independent written evaluation covering substantially the same topics that had been covered in the Senior Officer's written evaluation in prior years. The Board considered the CCO's independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund's management fee and in deciding to approve the continuation of the investment advisory and subadvisory contracts. Consistent with the former Senior Officer position, the CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in making its decision. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the fund, its benchmark, and comparable funds); (2) an adviser's cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out” financial benefits
Annual Shareholder Report

that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the Adviser or its affiliates for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund's board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser's services and fees). The Board noted that the Securities and Exchange Commission (SEC) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory and subadvisory contracts generally align with the factors listed above. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory and subadvisory contracts to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds. The Independent Trustees were assisted in their deliberations by independent legal counsel.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board received detailed information about the Fund and the Federated organization throughout the year, and in connection with its May meetings at which the Board's formal approval of the advisory and subadvisory contacts occurred. In this regard, Federated provided much of this information at each regular meeting of the Board, and furnished additional information specifically in connection with the May meetings. In the months preceding the May meetings, the Board requested and reviewed written materials prepared by Federated in response to requests on behalf of the Independent Trustees encompassing a wide variety of topics. At the May meetings, in addition to meeting in separate sessions of the Independent Trustees without management present, senior management of the Adviser also met with the Independent Trustees and their counsel to discuss the materials presented and such additional matters as the Independent Trustees deemed reasonably necessary to evaluate the advisory and subadvisory contracts. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose.
The Board's consideration of the investment advisory and subadvisory contracts included review of the CCO Fee Evaluation Report, accompanying data and additional information covering the following matters, among others: the Adviser's and sub-adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short-term and long-term performance (in absolute terms, both on a gross basis and
Annual Shareholder Report

net of expenses, as well as in terms relative to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate) and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses, including the advisory fee and the overall expense structure of the Fund (both in absolute terms and relative to similar and/or competing funds), with due regard for contractual or voluntary expense limitations; the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser, subadviser and their affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving too much weight to comparative information concerning fees charged by other advisers for managing funds with comparable investment programs, the Board has found the use of such comparisons to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund's total expense ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to an appropriate group of peer funds compiled by Federated using data supplied by independent fund ranking organizations (the “Peer Group”). The Board received a description of the composition and methodology used to select the Peer Group. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, in that they are readily available to Fund shareholders as alternative investment vehicles. Also, they are the type of investment vehicle, in fact, chosen and maintained by the Fund's investors. The range of their fees and expenses, therefore, appears to be a relevant indicator of what consumers have found to be reasonable in the marketplace in which the Fund competes.
Annual Shareholder Report

The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund and noted the position of the Fund's fee rates relative to its Peer Group. In this regard, the Board noted that the contractual advisory fee rate was below the median of the relevant Peer Group and the Board was satisfied that the overall expense structure of the Fund remained competitive.
For comparison, the CCO reviewed the fees charged by Federated for providing advisory services to products other than the Federated funds (e.g., institutional and separate accounts and third-party unaffiliated mutual funds for which Federated serves as sub-adviser) (referenced to as “Comparable Funds/Accounts”). With respect to Comparable Funds/Accounts other than third-party mutual funds, the CCO concluded that they are inherently different products. Those differences include, but are not limited to, different types of targeted investors; different applicable laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, as well as personnel in the Funds Financial Services, Legal, Compliance and Risk Management departments, in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The CCO also reviewed the differences in the nature of the services required for Federated to manage its proprietary mutual fund business versus managing a discrete pool of assets as a sub-adviser to another institution's mutual fund, and that Federated generally performs significant additional services and assumes substantially greater risk in managing the Fund and other Federated funds than in its role as sub-adviser to an unaffiliated third-party mutual fund. The CCO did not consider the fees for providing advisory services to Comparable Funds/Accounts to be determinative in judging the appropriateness of the Federated funds' advisory fees.
Following such evaluation, and full deliberations, the Board concluded that the fees and expenses of the Fund are reasonable and supported renewal of the Fund's investment advisory and subadvisory contracts.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Adviser's ability and experience in attracting and retaining qualified personnel to service the Fund. The Board noted the compliance program of the Adviser and the compliance-related resources provided to the Fund by the Adviser, including the Adviser's commitment to respond to rulemaking initiatives of the SEC. The Fund's ability to deliver
Annual Shareholder Report

competitive performance when compared to its Peer Group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program. The Adviser's ability to execute this program was one of the Board's considerations in reaching a conclusion that the nature, extent and quality of the Adviser's investment management services warrant the continuation of the investment advisory and subadvisory contracts.
In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board considered detailed investment reports on the Fund's performance that were provided to the Board throughout the year and in connection with the May meetings. The CCO also reviewed information regarding the performance of other mutual funds in the Peer Group, noting the CCO's view that comparisons to fund peer groups may be helpful, though not conclusive, in evaluating the performance of the Adviser in managing the Fund. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within a Peer Group.
For the periods covered by the CCO Fee Evaluation Report, the Fund's performance for the one-year period was above the median of the relevant Peer Group, and the Fund's performance fell below the median of the relevant Peer Group for the three-year and five-year periods. The Board discussed the Fund's performance with the Adviser and recognized the efforts being taken by the Adviser in the context of other factors considered relevant by the Board.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Fund's investment advisory and subadvisory contracts.
The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator and distributor). In this regard, the Board considered that certain Federated subsidiaries provide distribution and shareholder services to the Federated funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a Federated fund to be competitive in the marketplace, the Adviser and its affiliates frequently waived
Annual Shareholder Report

fees and/or reimbursed expenses and have disclosed to Federated fund investors and/or indicated to the Board their intention to do so in the future. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers.
The Board considered Federated's previous reductions in contractual management fees to certain Federated funds in response to the CCO's recommendations.
Federated furnished information, requested by the CCO, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the CCO. The CCO noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the CCO to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a Federated fund and may produce unintended consequences. The allocation information, including the CCO's view that fund-by-fund estimations may be unreliable, was considered in the evaluation by the Board.
The Board and the CCO also reviewed information compiled by Federated comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. In this regard, the CCO concluded that Federated's profit margins did not appear to be excessive. The CCO also noted that Federated appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Fund.
The CCO Fee Evaluation Report also discussed the notion of possible realization of “economies of scale” as a fund grows larger. In this regard, the Board considered that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit and risk management functions, as well as systems technology (including technology relating to cybersecurity) and that the benefits of these efforts (as well as any economies of scale, should they exist) were likely to be shared with the Federated fund family as a whole. The Board noted that the Adviser's investments in these areas are extensive. In addition, the Board considered that the Adviser and its affiliates have frequently waived fees and/or reimbursed expenses and that this has allowed fund shareholders to share potential economies of scale with shareholders. The Board also considered that such waivers and reimbursements can provide protection from an increase in expenses if a Federated fund's assets decline. Federated, as it does throughout the year, and specifically in connection with the Board's review of the advisory and subadvisory contracts, furnished information relative to revenue sharing or adviser-paid fees. Federated and the CCO noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints, or
Annual Shareholder Report

to apply breakpoints at higher levels, and should not be viewed to determine the appropriateness of advisory fees because it would represent marketing and distribution expenses. The Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the CCO Fee Evaluation Report) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
The CCO stated that his observations and the information accompanying the CCO Fee Evaluation Report supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Fund's investment advisory and subadvisory contracts. The CCO also recognized that the Board's evaluation of the Federated funds' advisory and subadvisory arrangements is a continuing and on-going process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its on-going oversight of the Federated funds.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the investment advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors summarized above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory and subadvisory contracts were appropriate.
The Board based its decision to approve the investment advisory and subadvisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contract reflects its view that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov. You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Capital Income Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31420C878
CUSIP 31420C860
CUSIP 31420C852
CUSIP 31420C845
CUSIP 31420C613
CUSIP 31420C621
G01049-01 (1/19)
Federated is a registered trademark of Federated Investors, Inc.
2019 ©Federated Investors, Inc.

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   John T. Collins, G. Thomas Hough and Thomas M. O'Neill.

Item 4.	Principal Accountant Fees and Services

(a)       Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2018 - $225,510

Fiscal year ended 2017 - $213,260

(b)       Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2018 - $0

Fiscal year ended 2017 - $19,471

Fiscal year ended 2017- Audit consent fees for N-1A filings.

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $3,904 respectively. Fiscal year ended 2017- Audit consent fee for N-14 merger document

(c)        Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2018 - $0

Fiscal year ended 2017 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)       All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2018 - $0

Fiscal year ended 2017 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $36,363 and $38,442 respectively. Fiscal year ended 2018- Service fee for analysis of potential Passive Foreign Investment Company holdings. Fiscal year ended 2017- Service fee for analysis of potential Passive Foreign Investment Company holdings.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2018 – 0%

Fiscal year ended 2017 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2018 – 0%

Fiscal year ended 2017 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2018 – 0%

Fiscal year ended 2017 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2018 - $1,401,408

Fiscal year ended 2017 - $211,775

(h)	The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The registrant’s management and Audit Committee continue to believe that the registrant’s registered public accounting firms, Ernst & Young LLP (“EY”) and KPMG LLP (“KPMG”) (as applicable, “EY/KPMG”), have the ability to exercise objective and impartial judgment on all issues encompassed within their audit services. EY/KPMG is required to make a determination that it satisfies certain independence requirements under the federal securities laws. Like other registrants, there is a risk that activities or relationships of EY/KPMG, or its partners or employees, can prevent a determination from being made that it satisfies such independence requirements with respect to the registrant, which could render it ineligible to serve as the registrant’s independent public accountant.

In their respective required communications to the Audit Committee of the registrant’s Board, EY/KPMG informed the Audit Committee that EY/KPMG and/or covered person professionals within EY/KPMG maintain lending relationships with certain owners of greater than 10% of the shares of the registrant and/or certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X, which are affiliates of the registrant. EY/KPMG has advised the Audit Committee that these lending relationships implicate Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits an independent public accountant, or covered person professionals at such firm, from having a financial relationship (such as a loan) with a lender that is a record or beneficial owner of more than 10% of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the registrant, as well as all registered investment companies advised by advisory subsidiaries of Federated Investors, Inc., the Adviser (for which EY serves as independent public accountant), and their respective affiliates (collectively, the “Federated Fund Complex”).

EY/KPMG informed the Audit Committee that EY/KPMG believes that these lending relationships described above do not and will not impair EY/KPMG’s ability to exercise objective and impartial judgment in connection with financial statement audits of their respective funds of the registrant and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY/KPMG has been and is capable of objective and impartial judgment on all issues encompassed within EY/KPMG’s audits.

On June 20, 2016, the Division of Investment Management of the Securities and Exchange Commission (“SEC”) issued a no-action letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule matters as those described above (the “Letter”). In the Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an independent public accountant where the Loan Rule was implicated in certain specified circumstances provided that: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the Loan Rule is implicated because of lending relationships; and (3) notwithstanding such lending relationships that implicate the Loan Rule, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. The circumstances described in the Letter are substantially similar to the circumstances that implicated the Loan Rule with respect to EY/KPMG and the registrant. On September 22, 2017, the SEC extended the expiration of the Letter until the effectiveness of any amendments to the Loan Rule designed to address the concerns in the Letter. On May 2, 2018, the SEC proposed amendments to the Loan Rule, which, if adopted as proposed, would refocus the analysis that must be conducted to determine whether an auditor is independent when the auditor has a lending relationship with certain shareholders of an audit client at any time during an audit or professional engagement period.

Additionally, on July 18, 2018, EY informed the registrant that Rule 2-01(c)(1)(i)(A) of Regulation S-X (“Investment Rule”) had also been implicated since July 2, 2018. The Investment Rule prohibits public accounting firms, or covered person professionals and their immediate family members, from having certain direct financial investments in their audit clients and affiliated entities. EY informed the registrant that a pension trust of a non-US affiliated entity of EY had previously made, and as of July 18, 2018 maintained, an investment in a fund (“Hermes Fund”) managed by Hermes Alternative Investment Management Limited (“HAIML”), which is a wholly owned subsidiary of Hermes Fund Managers Limited (“HFML”). The pension trust’s investment in the Hermes Fund involved the Investment Rule because an indirect wholly owned subsidiary of Federated Investors, Inc. (an affiliate of the registrant’s adviser), acquired a 60% majority interest in HFML on July 2, 2018, effective July 1, 2018 (“Hermes Acquisition”). The pension trust first invested in the Hermes Fund in 2007, well prior to the Hermes Acquisition. The pension trust’s investment represented less than 3.3% of the Hermes Fund’s assets as of July 18, 2018. EY subsequently informed the registrant that EY’s affiliated entity’s pension trust had submitted an irrevocable redemption notice to redeem its investment in the Hermes Fund. Pursuant to the redemption terms of the Hermes Fund, the pension trust’s redemption would not be effected until December 26, 2018 at the earliest. The redemption notice could not be revoked by the pension trust. The redemption notice would only be revoked by HAIML, as the adviser for Hermes Fund, if, and to the extent, the pension trust successfully sold its interest in the Hermes Fund in a secondary market transaction. EY also informed the registrant that the pension trust simultaneously submitted a request to HAIML to conduct a secondary market auction for the pension trust’s interests in the Hermes Fund. In addition, the only voting rights shareholders of the Hermes Fund had under the Hermes Fund’s governing documents relate to key appointments, including the election of the non-executive members of the Hermes Fund’s committee, the appointment of the Hermes Fund’s trustee and the adoption of the Hermes Fund’s financial statements. The next meeting of the Hermes Fund at which shareholders could vote on the election of members to the Hermes Fund’s committee was not until June 2019, and the size of the pension trust’s investment in the Hermes Fund would not allow it to unilaterally elect a committee member or the trustee. EY does not audit the Hermes Fund and the Hermes Fund’s assets and operations are not consolidated in the registrant’s financial statements that are subject to audit by EY. Finally, no member of EY’s audit team that provides audit services to the registrant was a beneficiary of EY’s affiliated entity’s pension trust. Management reviewed this matter with the registrant’s Audit Committee, and, based on that review, as well as a letter from EY to the registrant dated July 26, 2018, in which EY indicated that it had determined that this matter does not impair EY’s ability to exercise objective and impartial judgment in connection with the audit of the financial statements for the registrant and the belief that a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit, the registrant’s management and Audit Committee made a determination that such matter does not impair EY’s ability to exercise objective and impartial judgment in connection with the audit of the financial statements for the registrant. On August 29, 2018, EY informed the registrant that EY’s affiliated entity’s pension trust sold its entire interest in the Hermes Fund, effective as of August 29, 2018.

If it were to be determined that, with respect to the Loan Rule, the relief available under the Letter was improperly relied upon, or that the independence requirements under the federal securities laws were not complied with regarding the registrant, for certain periods, and/or given the implication of the Investment Rule for certain periods, any of the registrant’s filings with the SEC which contain financial statements of the registrant for such periods may be determined not to be consistent with or comply with applicable federal securities laws, the registrant’s ability to offer shares under its current registration statement may be impacted, and certain financial reporting and/or other covenants with, and representations and warranties to, the registrant’s lender under its committed line of credit may be impacted. Such events could have a material adverse effect on the registrant and the Federated Fund Complex.

Item 5.	Audit Committee of Listed Registrants

Not Applicable

Item 6.	Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.	Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11.	Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable

Item 13.	Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Income Securities Trust

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date January 23, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date January 23, 2019

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date January 23, 2019